UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 13, 2017

Cross Country Healthcare, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Congress Avenue, Suite 100B, Boca Raton, FL 33487
 (Address of Principal Executive Office) (Zip Code)

 (561) 998-2232
 (Registrant’s telephone number, including area code)

 Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On June 13, 2017, Cross Country Healthcare, Inc. (“Company”) entered into a definitive agreement (the “Agreement”) with Advantage RN LLC, Advantage On Call, LLC, Advantage Locums, LLC and Advantage RN Local Staffing, LLC (collectively “Advantage”) and certain of Advantage’s members to acquire substantially all of Advantage’s businesses and assets. Founded in 2003 and headquartered in West Chester, Ohio, Advantage is one of the largest independent travel nurse staffing companies in the United States. Advantage deploys many of its nurses through Managed Service Provider and Vendor Management Systems and maintains strong direct relationships with many hospitals. The founder and CEO of Advantage, Matt Price, will remain with the business after the transaction closes.

The purchase price is $88 million payable in cash at closing, and is subject to a net working capital adjustment.  The Company is financing the acquisition through a combination of cash-on-hand and borrowings under its senior credit facility. In connection with this transaction, the Company has also entered into a commitment to increase the borrowing capacity under its current credit facility by $40 million.

It is anticipated that the closing will occur during the third quarter of 2017, the consummation of which is subject to customary closing conditions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 1.01 to this Form 8-K.

Item 8.01   Other Events

Incorporated by reference is a press release issued by the Company on June 13, 2017 and attached hereto as Exhibit 99.1.  The information is being furnished under Item 8.01 and Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or otherwise subject to the liability of such section.

Item 9.01   Financial Statements and Exhibits

Exhibit
Description

1.01
Purchase Agreement, dated June 13, 2017, by and among Cross Country Healthcare, Inc., Advantage RN, LLC, Advantage On Call, LLC, Advantage Locums, LLC and Advantage RN Local Staffing, LLC and certain of Advantage’s members

99.1
Press release issued by the Company on June 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	June 13, 2017	By:	/s/ William J. Burns
Name: William J. Burns
Title: EVP, Chief Financial Officer